UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT – July 24, 2026

(Date of earliest event reported)

SOLSTICE ADVANCED MATERIALS INC.

(Exact name of Registrant as specified in its Charter)

Delaware	001-42812	33-2919563
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

115 Tabor Road
Morris Plains, New Jersey	07950
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 370-8188

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SOLS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

On July 24, 2026, Solstice Advanced Materials Inc. (the “Company”), the consenting lenders, and JPMorgan Chase Bank, N.A., as administrative agent, entered into an amendment (the “Amendment”) to the existing credit agreement, dated October 29, 2025, between the Company, the guarantors named therein, the lenders and issuing banks party thereto, and JPMorgan Chase Bank, N.A., as administrative agent (as so amended, the “Credit Agreement”). The Amendment amends the terms of the credit facilities to allow, among other things, for the provision of $4.685 billion in bridge financing to the Company and certain other transactions in connection with that certain agreement and plan of merger, dated as of July 6, 2026, with, among others, Solar Merger Sub One Inc., a Delaware corporation and a wholly-owned subsidiary of the Company, Solar Merger Sub Two LLC, a Delaware limited liability company and a wholly-owned subsidiary of the Company, and Element Solutions Inc., a Delaware corporation.

The foregoing description of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	First Amendment to Credit Agreement, dated as of July 24, 2026, among Solstice Advanced Materials Inc., the consenting lenders, and JPMorgan Chase Bank, N.A.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

# Schedules and/or exhibits have been omitted from this filing pursuant to Item 601(a)(5) of Regulation S-K. The Registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	July 27, 2026	SOLSTICE ADVANCED MATERIALS INC.

		By:	/s/ Brian Rudick
Brian Rudick
Senior Vice President, General Counsel & Corporate Secretary